UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 1, 2012
Date of Report (Date of earliest event reported)

RDA HOLDING CO.
(Exact name of registrant as specified in its charter)

Delaware	333-170143-07	37-1537045
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

750 Third Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 293-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2012, Dawn Zier, Executive Vice President and President, International, tendered her resignation from RDA Holding Co. and The Reader’s Digest Association, Inc. to pursue other endeavors. Her resignation is effective November 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RDA Holding Co.

/s/ Andrea Newborn
Name: Andrea Newborn
Title: Senior Vice President, General Counsel and Secretary
Date: November 7, 2012